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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



                         Date of Report:  April 2, 1997



                             REDWOOD EMPIRE BANCORP
            (Exact number of Registrant as specified in its charter)



          California              File No. 0-19231           68-0166366
          ----------              ----------------           -----------
(State or other jurisdiction of   (Commission File Number)   (IRS Employer)
Incorporated or organization)                                Identification No.)



111 Santa Rosa Avenue, Santa Rosa, California                95404-4905
---------------------------------------------                ----------
(Address of principal executive offices)                     (Zip Code)



       Registrant's telephone number, including area code:  (707) 545-9611
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ITEM 5.  OTHER EVENTS

Press release for the following (article attached):

      Redwood Empire Bancorp completes combination of Allied Bank and National Bank of the Redwoods subsidiaries.








                                   SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:     4-2-97                   REDWOOD EMPIRE BANCORP
      --------------------         (Registrant)



                                   By:  /s/  James E. Beckwith
                                        -----------------------------
                                        James E. Beckwith
                                        Executive Vice President and
                                        Chief Financial Officer

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                       FOR:   REDWOOD EMPIRE BANCORP

               APPROVED BY:   James Beckwith
                              Chief Financial Officer
                              (707) 522-5215

                   CONTACT:   Morgen-Walke Associates, Inc.
                              Doug Sherk, John Swenson, David Gennarelli
                              (415) 296-7383
FOR IMMEDIATE RELEASE         David Sasso, Joshua Passman
                              (212) 850-5600


                 REDWOOD EMPIRE BANCORP COMPLETES COMBINATION OF
           ALLIED BANK AND NATIONAL BANK OF THE REDWOODS SUBSIDIARIES

      MANAGEMENT TEAM REALIGNED AT NATIONAL BANK OF THE REDWOODS

SANTA ROSA, Calif. (March 24, 1997) -- Redwood Empire Bancorp (AMEX: REB) today announced that it has completed the merger of its Allied Bank subsidiary into its National Bank of the Redwoods subsidiary. The Company also announced that it has realigned the management team at National Bank of the Redwoods (NBR).

      "Consummation of this merger, as well as our management realignment at National Bank of the Redwoods, are continuing steps in our strategic plan to improve shareholder value," said Tom Whitaker, chairman of Redwood Empire Bancorp. "With integrated operations and a new management structure at NBR, we are confident that the new Redwood Empire Bancorp will be a market-driven banking franchise aimed at building our asset base for long-term growth."

      Patrick Kilkenny, formerly chairman and CEO of NBR, has been named president and CEO of the newly combined institution. Tom Whitaker, chairman of Redwood Empire, will hold the same title at NBR. Dennis Kelley, formerly president of NBR, has been named executive vice president. Deborah Kaufman, who recently joined Redwood Empire as senior vice president and chief loan officer, will be an executive vice president of NBR. James Beckwith, chief financial officer of Redwood Empire, will be an executive vice president of NBR.

      Redwood Empire Bancorp is the holding company for National Bank of the Redwoods, a commercial bank. The Company operates through branches and loan production offices in various Northern California locations.


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